UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 5, 2004
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                               (October 1, 2004)
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                                 GAMESTOP CORP.
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             (Exact name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or other Jurisdiction of Incorporation)

      1-31228                                          75-2951347
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(Commission File Number)                     (IRS Employer Identification No.)

 2250 William D. Tate Avenue, Grapevine, Texas                    76051
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  (Address of Principal Executive Offices)                      (Zip Code)

                                 (817) 424-2000
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               Registrant's Telephone Number, Including Area Code

          -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     On October 1, 2004, GameStop Corp. (the "Company") entered into a Stock Purchase Agreement (the "Agreement") with Barnes & Noble, Inc. ("Barnes & Noble") and its wholly owned subsidiary, B&N GameStop Holding Corp. ("Seller"), pursuant to which the Company acquired from Seller 6,107,338 shares of the Company's Class B Common Stock, par value $.001 per share, for an aggregate consideration of $111,519,991.80, consisting of $37,500,000 in cash and a promissory note (the "Note") in the principal amount of $74,019,991.80. The principal amount of the Note is payable $37,500,000 on January 14, 2005, and the remaining $36,519,991.80 in three equal installments on the first, second and third anniversaries of the Note, respectively. The outstanding unpaid principal amount due under the Note bears interest at a rate of 5.5% per annum, payable when principal installments are due.

     Through its ownership of all of the Company's Class B Common Stock, Barnes & Noble, prior to entering into the Agreement, owned approximately 63.9% of the outstanding shares of the Company's capital stock, which represented approximately 94.7% of the combined voting power of all classes of the Company's voting stock. As a result of the reported transaction, Barnes & Noble now owns approximately 59.5% of the outstanding shares of the Company's capital stock, which represents approximately 93.6% of the combined voting power of all classes of the Company's voting stock.

     A copy of the Agreement and a copy of the Note are filed as Exhibits 10.1 and 10.2, respectively, to this report on Form 8-K and are incorporated herein by reference. The press release announcing the Agreement is filed as Exhibit
99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information set forth in Item 1.01 of this report on Form 8-K is incorporated by reference herein.

     The Note is a non-recourse note which may be accelerated at the written request of Seller in the event (a) of the nonpayment of any principal or interest payment due thereunder which continues for more than thirty (30) days after any such payment is due, or (b) that any representation or warranty made by the Company in the Agreement shall prove to have been incorrect in any material respect on or after the date of the Note. In addition, the outstanding principal amount of the Note, together with all accrued and unpaid interest thereon, shall automatically become payable in the event that (x) the Company is involved in a proceeding relating to, or which may result in, a forfeiture of all or substantially all of the Company's assets, or (y) the Company (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as its debts become due, (ii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation, (iii) shall have had any such petition filed, or any such proceeding shall have been commenced against it, in which an adjudication is made or order for relief is entered or which remains undismissed for a period of at least 30 days, (iv) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property, or (v) takes any action effectuating, approving or consenting to any of the events described in the foregoing clauses (i) through (iv).

     Furthermore, the terms of the Note provide that the Company shall pay all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Seller in collecting or enforcing payment of the
Note in accordance with its terms.

Item 8.01  Other Events.

     On October 1, 2004, Barnes & Noble's Board of Directors (including all of Barnes & Noble's independent directors) approved the transactions contemplated by the Agreement and approved a plan to distribute the Company's remaining 29,901,662 shares of Class B Common Stock to Barnes & Noble's stockholders of record as of the close of business on November 2, 2004, such distribution to occur on November 12, 2004. Following the distribution, the Company will no longer be a subsidiary of Barnes & Noble and will no longer be a "controlled company" under the rules of the New York Stock Exchange.

     The press release of the Company with respect to the planned distribution is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

     (c)   Exhibits

          10.1 Stock Purchase Agreement, dated as of October 1, 2004, by and among the Company, Seller and Barnes & Noble.

          10.2 Promissory Note, dated as of October 1, 2004, made by the Company in favor of Seller.

          99.1 Press Release of the Company, dated October 4, 2004.

Use of Non-GAAP Financial Information

     To supplement the Company's updated earnings guidance for the third quarter and the full fiscal year, which is presented in accordance with generally accepted accounting principles ("GAAP") in the press release attached hereto as
Exhibit 99.1, the Company provides financial information that excludes a one-time charge related to professional fees associated with this series of transactions and a one-time after-tax charge attributable to the accrual, during the first quarter, of the costs of the California labor litigation settlement and related costs.

     The Company's management reviews the Company's financial performance without regard to such non-recurring charges and believes that such information provides investors with a better understanding of the Company's future operating results and a comparable measure to the Company's past operating results. The foregoing non-GAAP financial measures included in the press release attached hereto as Exhibit 99.1 have been reconciled to the comparable GAAP measures as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GAMESTOP CORP.



Date:  October 5, 2004                   By:/s/ David W. Carlson
                                            -------------------------
                                            David W. Carlson
                                            Executive Vice President and
                                            Chief Financial Officer